EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 11-K for the fiscal year ended December 3l, 1998, together with any and all subsequent amendments thereof, in his capacity as Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.




July 12, 1999                       /s/   FRANK A. GODCHAUX III
                                          Frank A. Godchaux III,
                                    Chairman of the Board of Directors

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 11-K for the fiscal year ended December 31, 1998, together with any and all subsequent amendments thereof, in his capacity as Director and Officer and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.



July 12, 1999                       /s/   JOSEPH A. HAFNER, JR.
                                          Joseph A. Hafner, Jr.,
                                    President, Chief Executive Officer
                                    and Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Elizabeth B. Woodard as Attorney-in-Fact in his name, place and stead to execute the Company's Annual Report on Form 11-K for the fiscal year ended December 31, 1998, together with any and all subsequent amendments thereof, in his capacity as Director and Officer and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.


July 12, 1999                       /s/   W. DAVID HANKS
                                          W. David Hanks,
                                  Executive Vice President and Director